UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Exact Name of Registrant as Specified in Its Charter)

Blackout Entertainment Group Inc.

(State of Incorporation or organization)	(I.R.S. Employer Identification no.)

New York	27-0122634

(Address of Principal Executive Offices)	(Zip Code)

1765 Townsend Ave.Apt.5h, Bronx New York	10453-7688

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered

Class no#6 common	Nasdaq Global, CBOE, NYSE Amex options C2

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates:       802-0006         (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

10,000,000
(Title of class)

Common Class #6 Unrestricted

Item 1. Description of Registrant’s Securities to be Registered.

Item 2. Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

By:	/s/ Rafael A. Jones
Rafael A. Jones C.F.O. / Agent

Dated: 02/13/2020